UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 14, 2020
(Date of earliest event reported:  August 12, 2020)

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11178	Revlon, Inc.	13-3662955
Delaware
One New York Plaza
New York, New York, 10004
212-527-4000

33-59650	Revlon Consumer Products Corporation	13-3662953
Delaware
One New York Plaza
New York, New York, 10004
212-527-4000

Former Name or Former Address, if Changed Since Last Report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) or 12(g) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Revlon, Inc.	Class A Common Stock	REV	New York Stock Exchange
Revlon Consumer Products Corporation	None	N/A	N/A

Indicate by check mark whether each registrant is an "emerging growth company" as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)in Rule 12b-2 of the Exchange Act.

Emerging Growth Company
Revlon, Inc.	Yes ☐ No ☒
Revlon Consumer Products Corporation	Yes ☐ No ☒

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
1

Item 2.04.    Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

To the extent required by Item 2.04 of Form 8-K, the information contained in Item 8.01 of this Current Report is incorporated by reference herein. As more fully set forth in Item 8.01, Revlon Consumer Products Corporation (“Products Corporation” or the “Company”), the direct wholly-owned operating subsidiary of Revlon, Inc., does not believe that a triggering event has occurred.

Item 7.01.    Regulation FD Disclosure.

In connection with the UMB Complaint (as defined below), the Company issued a press release which is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information set forth under this Item 7.01, including the press release, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.    Other Events.

On August 12, 2020, the Company received correspondence (the “UMB Letter”) from UMB Bank, National Association (“UMB”) with respect to the Term Credit Agreement, dated as of September 7, 2016 (as amended May 7, 2020 and as otherwise amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Products Corporation, as borrower, Revlon, Inc., the lenders from time to time parties thereto and Citibank, N.A. (“Citibank”), as administrative agent and collateral agent (the “Agent”).

Notwithstanding the fact that (i) Citibank continues to be the Agent and will remain as such until a successor agent is appointed in accordance with the provisions of the Credit Agreement, and (ii)  UMB does not currently satisfy the requirements to serve as the successor agent under the applicable provisions of the Credit Agreement, in the UMB Letter, UMB wrongfully claimed that it had been duly appointed as the successor agent pursuant to the applicable provisions of the Credit Agreement and that certain unspecified events of default had occurred and are continuing under the Credit Agreement, including as a result of unspecified breaches of the negative covenants thereunder.  UMB further inappropriately asserted that the UMB Letter constituted a notice of acceleration under the Credit Agreement and declared all loans, accrued interest and other amounts owing under the Credit Agreement to be immediately due and payable.

Citibank continues to be the Agent under the Credit Agreement, and UMB is not a party to the Credit Agreement in any capacity, so UMB lacks contractual privity with the Company.  As a result, the UMB Letter is not a valid or legitimate notice of any kind under the Credit Agreement. Furthermore, there is no event of default existing or continuing under the Credit Agreement, so even if UMB were entitled to give a notice under the Credit Agreement (which it is not), the UMB Letter would not constitute a triggering event under Item 2.04 of Form 8-K.  Consequently, the UMB Letter does not give rise to a default or an event of default under the Credit Agreement or under any of the Company’s and its subsidiaries’ other material indebtedness, namely its 5.75% Senior Notes due 2021, the 6.25% Senior Notes due 2024, the BrandCo Credit Agreement dated as of May 7, 2020, the Asset-Based Revolving Credit Agreement dated as of September 7, 2016, as amended, the Asset-Based Term Credit Agreement dated as of July 9, 2018, as amended, and the 2019 Senior Unsecured Line of Credit Agreement dated as of June 27, 2019, as amended.

On August 12, 2020, UMB, wrongfully acting purportedly in its capacity as successor agent under the Credit Agreement, filed a lawsuit, titled UMB Bank, National Association v. Revlon, Inc. et al., against Revlon, Inc., Products Corporation, several of Products Corporation’s subsidiaries, and several of Products Corporation’s contractual counterparties, including Citibank, Jefferies Finance LLC, Jefferies LLC, and Ares Corporate Opportunities Fund V, in the U.S. District Court for the Southern District of New York (the “UMB Complaint”).  The UMB Complaint alleges various spurious causes of action, stemming from various alleged breaches of the provisions of the Credit Agreement, including claims for breach of contract, declaratory judgment and fraudulent transfer.  The UMB Complaint seeks various forms of relief, including damages, specific performance, rescission of certain existing agreements and declaratory relief.  The Company believes that the lawsuit is without merit and intends to vigorously contest its claims.

To the extent UMB persists in its interference with the contractual relations of the Company and the other parties to the Credit Agreement and does not withdraw the UMB Letter and the UMB Complaint, the Company will take any and all actions it deems appropriate to protect its rights, including bringing all applicable claims against UMB and those parties who purported to instruct it.

As of August 12, 2020, the outstanding principal amount under the Credit Agreement was $888.6 million.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 14, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

By:	/s/ Michael T. Sheehan
Michael T. Sheehan
Senior Vice President, Deputy General Counsel and Secretary

REVLON CONSUMER PRODUCTS CORPORATION

By:	/s/ Michael T. Sheehan
Michael T. Sheehan
Senior Vice President, Deputy General Counsel and Secretary

Date: August 14, 2020

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 14, 2020.